UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2007

Gladstone Capital Corporation

(Exact name of registrant as specified in its chapter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 22, 2007 Gladstone Capital Corporation invested approximately $27.3 million in Reliable Biopharmaceutical Corporation (“Reliable”) and its subsidiaries through the purchase of senior debt. Reliable, based in St. Louis, MO, develops advanced ingredients and chemicals used in the manufacture of pharmaceuticals and biological products.

The investment includes a line of credit facility with a borrowing capacity of up to $5.0 million. Gladstone Capital Corporation financed the investment using proceeds from borrowings under its revolving credit facility with Deutsche Bank A.G.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable

(c)           Not applicable

(d)                                 Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation (Registrant)
By: /s/ Harry Brill
October 24, 2007	(Harry Brill, Chief Financial Officer)